Pursuant to Rule 497(e)
Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund (the “Fund”)

Supplement dated August 16, 2013

to the Prospectus dated January 28, 2013,

as supplemented and amended to date

Effective immediately, Jay Merchant serves as the portfolio manager of the Fund, replacing Steven Neimeth. Accordingly, under the heading “Portfolio Manager,” on page 15 of the Prospectus, the portfolio management disclosure pertaining to Mr. Neimeth is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jay Merchant	2013	Vice President at SunAmerica

In addition, under the heading “Fund Management—Portfolio Mangers—Value Fund,” on page 37 of the Prospectus, the portfolio management disclosure pertaining to Mr. Neimeth is hereby deleted in its entirety and replaced with the following:

The Value Fund is advised by SunAmerica. Jay Merchant, Vice President of SunAmerica, is the portfolio manager of the Value Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Merchant joined SunAmerica in July 2007, as a vice president and senior research analyst specializing in Global Resources (Energy and Materials) companies. He has 14 years of investment experience focusing primarily on Energy, Materials, and Technology sectors. Prior to joining SunAmerica, Mr. Merchant was a research analyst at Swergold Captial, a long/short technology hedge fund. Prior to that, he held equity research positions at C.E. Unterberg, Towbin, and Citigroup Asset Management covering the Technology and Global telecommunications sectors, respectively. Mr. Merchant received a B.S. in Economics from the Wharton School, University of Pennsylvania. He holds a CFA Charter designation and is a current member of the New York Society of Security Analysts (NYSSA).

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP5_S5118EQF_1-13

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund

(the “Fund”)

Supplement dated August 16, 2013 to the

Statement of Additional Information (“SAI”) dated January 28, 2013,

as supplemented and amended to date

Effective immediately, Jay Merchant serves as the portfolio manager of the Fund, replacing Steven Neimeth. Accordingly, under the heading “Information About the Portfolio Managers—Other Accounts Managed by the Portfolio Manager,” on page B-41 of the SAI, the information pertaining to Mr. Neimeth is hereby deleted and replaced with the following:

			Number of Other Accounts Managed And Total Assets by Account			Number of Accounts And Total Assets for Which Advisory Fee Is Performance Based
Portfolio	Advisers/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Value Fund	SunAmerica	Jay Merchant	1	–	–	–	–	–
			$96	–	–	–	–	–

Additionally, under the heading “Information About the Portfolio Managers—Portfolio Manager Ownership of Fund Shares,” on page B-43 of the SAI, pertaining to Mr. Neimeth is hereby deleted and replaced with the following:

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Jay Merchant	None

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP3_S5118EQF_1-13